UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2014

TIME INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas

New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

212-522-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2014, simultaneously with the legal and structural separation of Time Inc. (the “Company”) from Time Warner Inc. at 11:59 p.m. EDT (the “Effective Time”), the Amended and Restated Certificate of Incorporation (the “New Certificate”) of the Company became effective. The New Certificate was approved by the Board of Directors (the “Board”) of the Company and the Company’s sole stockholder, Time Warner Inc., on May 20, 2014, effective as of the Effective Time. On May 20, 2014, the Board also approved the Amended and Restated By-laws of the Company (the “By-laws”), effective as of the Effective Time.

A summary of the material provisions of the New Certificate and By-laws can be found in the section titled “Description of Our Capital Stock” of the Information Statement filed as Exhibit 99.1 to Amendment No. 4 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on May 8, 2014, which is incorporated herein by reference.

The New Certificate and By-laws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Time Inc., effective at 11:59 p.m. EDT June 6, 2014.

3.2	Amended and Restated By-laws of Time Inc., effective at 11:59 p.m. EDT June 6, 2014.

4.1	Specimen Common Stock Certificate of Time Inc.

99.1	The section titled “Description of Our Capital Stock” appearing on pages 133 to 136 of the Information Statement, filed as Exhibit 99.1 to Amendment No. 4 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on May 8, 2014, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC.

By:	/s/ Jeffrey J. Bairstow
	Name:	Jeffrey J. Bairstow
	Title:	Executive Vice President and Chief Financial Officer

Date: June 9, 2014

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Time Inc., effective at 11:59 p.m. EDT June 6, 2014.

3.2	Amended and Restated By-laws of Time Inc., effective at 11:59 p.m. EDT June 6, 2014.

4.1	Specimen Common Stock Certificate of Time Inc.

99.1	The section titled “Description of Our Capital Stock” appearing on pages 133 to 136 of the Information Statement, filed as Exhibit 99.1 to Amendment No. 4 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on May 8, 2014, is incorporated herein by reference.